EXHIBIT 10.7.1

* Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC

FIRST AMENDMENT TO
EXCLUSIVE DISTRIBUTION AGREEMENT BETWEEN

CUMBERLAND PHARMACEUTICALS, Inc.
AND
CARDINAL HEALTH 105, INC.

This Amendment to the Exclusive Distribution Agreement (“First Amendment”) is made as of March 31, 2013 (“Effective Date”), by and between Cumberland Pharmaceuticals, Inc., a Tennessee corporation, with an address of 2525 West End Avenue, Suite 950, Nashville, Tennessee 37203 (“Client”), and Cardinal Health 105, Inc., an Ohio corporation, with a place of business at 15 Ingram Boulevard, Suite 100, LaVergne, Tennessee, 37086 (“Cardinal Health”) each individually a (“Party”) and collectively (the “Parties”).

RECITALS

WHEREAS Cardinal Health and Client are Parties to an Exclusive Distribution Agreement dated (“Effective Date”) as of July 1, 2010 (“Agreement”) and the Parties desire to amend the Agreement as provided in this First Amendment; and

WHEREAS Client wishes to engage Cardinal Health to assist with their physician sample orders based on the Prescription Drug Marketing Act of 1987 for samples shipping; and

WHEREAS, the Parties mutually agree to amend the Agreement including (Exhibit A) Opertaing Guidelines and (Exhibit B) Fee Schedule.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree that the Agreement is hereby amended as follows:
1. Amendment to Section 5.1 of the Agreement. In Section 5.1 of the Agreement is deleted in its entirety and is replaced with the following language:
5.1 Fees. As compensation for the Services, Client shall pay to Cardinal Health the fees (“Fees”) set forth in Exhibit B-2 (“Fee Schedule”) attached hereto and incorporated by reference.

2.    Amendment to Section 6.1 of the Agreement. Section 6.1 of the Agreement, is deleted in its entirety and shall be replaced with the following:

6.1     Term. The Initial term of this Agreement shall begin on the Effective Date and shall continue through June 30, 2016 (“Initial Term”) unless terminated earlier pursuant to this Agreement. Thereafter, this Agreement shall automatically renew for additional terms of one (1) year each (each, a “Renewal Term,” and together with the Initial Term, the “Term”), unless written notice of termination is given by either Party at least ninety (90) days prior to the end of the Initial Term or such other term, in which case this Agreement shall terminate at the end of the then current term.

3.    Amendment to Section 1.0 of Exhibit A (Operating Guidelines) related to Warehousing. The following section shall be added to Section 1.0 of the Operating Guidelines:

1.1(a)    With reference to those regulations set forth in 21 CFR Part 203, Cardinal Health will support Client's programs directed to compliance with the Prescription Drug Marketing Act of 1987 (“PDMA”) provisions related to acceptance of valid sample requests, validation of practitioner's license status, inventory, storage, distribution, shipment, retrieval of acknowledgement of contents, response to practitioner patterns of non-response, signature verification, document controls and record retention, and other services performed on behalf of the Client to maintain PDMA compliance.  Other aspects of compliance with the PDMA, such as providing Product labeled specifically for sampling, forwarding requests for samples to Cardinal Health and interacting with regulatory authorities, will remain the sole responsibility of the Client.

4.    Amendment to Section 5.0 of Exhibit A (Operating Guidelines) related to Distribution. The following section shall be added to Section 6 of the Operating Guidelines:

5.16    Please Note. Responsibility for verifying and submitting order forms for physician sample orders will remain the sole responsibility of the Client. Additionally, Cardinal Health will contact the Client to resolve discrepancies identified on the order forms that have been submitted for Physician sample orders.

5.    Amendment to Section 23.0 (Records Retention) of Exhibit A (Operating Guidelines) of the Agreement. The Records Retention Schedule in Section 23.0 of Exhibit A is deleted in its entirety and replaced with the following:
RECORD RETENTION SCHEDULE

Document Type	Document Retention Period	Storage Method
I. Customer Service
Customer order records	7 years	Cabinet/boxed/Electronic file
Patient Assistance Orders	10 years	Locked cabinet
Price Notifications	6 years	Cabinet/boxed/analyst
Adverse Events Notifications	10 years	Electronic file
Freight Claims	7 years	Electronic file
Bills of Lading	5 years	Cabinet/boxed
Customer Set-up & Maintenance	7 years	Electronic file
PAP Customer Set-Up	10 years	Locked cabinet
Invoice Adjustments	7 years	Cabinet/boxed
Document Type	Document Retention Period	Storage Method
II. Accounts Receivable
Customer Invoices	7 years	Cabinet/boxed
Invoice collection documentation	7 years	Electronic file
Cash Receipts	7 years	Cabinet/boxed/Electronic file
Deduction documentation/resolution	7 years	Cabinet/boxed/Electronic file
Month end Close Records	7 years	Cabinet/boxed/Electronic file
Related correspondence	7 years	Cabinet/boxed/Electronic file

Document Type	Document Retention Period	Storage Method
III. Returns Management
Return Authorizations	10 years	Cabinet/boxed/daily folder/Electronic file
Return paperwork & credit memo	10 years	Cabinet/boxed/daily folder/Electronic file
Related correspondence	10 years	Cabinet/boxed/daily folder/Electronic file
Return Policy	6 years	Cabinet/boxed/Electronic file
Pricing Notification	10 years	Cabinet/boxed/Electronic file

IV. Contracts & Chargebacks
Contract Set-up/Contract Change	10 years	Cabinet/boxed
Contract Price Changes	10 years	Cabinet/boxed
Pricing Notifications	10 years	Cabinet/boxed
Chargeback Submissions	10 years	Cabinet/boxed
Chargeback Rejections	10 years	Cabinet/boxed
Credit Feed Report	10 years	Cabinet/boxed
Membership Rosters	10 years	Cabinet/boxed
Membership changes/notifications	10 years	Cabinet/boxed

6.    Amendment to Exhibit B (Fee Scehdule) of the Agreement. Exhibit B of the Agreement dated January 5, 2010 is deleted in its entirety and replaced with the attached Exhibit-B2 dated April 1, 2013.

7.    No Other Changes. Except as specifically set forth in this First Amendment, the Agreement will continue in full force and effect without change.

8.     Interpretation. To the extent there are any inconsistencies between the provisions of this First Amendment and the provisions of the Agreement, the provisions of this First Amendment will control. Capitalized terms not otherwise defined herein shall have the same meaning given those terms in the Agreement, it being the intent of the Parties that the Agreement and this First Amendment will be applied and construed as a single instrument. The Agreement, as modified by this First Amendment, constitutes the entire agreement between Cardinal Health and Client regarding the subject matter of this First Amendment and supersedes all prior or contemporaneous writings and understandings between the Parties regarding the same.

9.     Counterparts. This Amendment may be executed in one or more counterparts (with facsimile signatures acceptable), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
10.     Authorized Signatories. All signatories to this First Amendment represent that they are authorized by their respective companies to execute and deliver this Amendment on behalf of their respective companies, and to bind such companies to the terms herein.

IN WITNESS WHEREOF, the Parties hereto have agreed to this First Amendment by having their duly authorized representative execute this Amendment effective as of the 1st day of April, 2013.

CARDINAL HEALTH 105, INC.	CUMBERLAND PHARMACEUTICALS, Inc.

By: /s/ Sanjeeth Pai	By: /s/ Rick S. Greene
Print Name: Sanjeeth Pai	Print Name: Rick S. Greene
Title: Vice President	Title: VP & CFO
Date: 5/22/13	Date: 5/20/13

<Signature Page to First Amendment>

CUMBERLAND PHARMACEUTICALS
EXHIBIT B-2
FEE SCHEDULE
Effective April 1, 2013

Program Implementation
Line Extension Fee (3)	$ [***]
Distribution Services
Storage Fee
Ambient storage fee (5)	$ [***]	Per pallet per month
Pick, pack and ship fee (1) Monthly distribution account management fee (6)	$ [***]	Per month
Ambient product pick / pack / stage (Includes sales rep samples)	$ [***]	Per line per first case
Ambient product pick / pack / stage (Includes sales rep samples)	$ [***]	Per each additional case
Freight Charges	Cost plus [***]% handling fee
Packing/Shipping materials (4)	Cost plus [***]% handling fee
Destruction Charges	Cost plus [***]% handling fee	Per order
Exclusive Pharmaceutical Transportation Network (EPTN)	$ [***]	Per CFT + FSC
Emergency / International Orders	$ [***]	Per order
Rep Samples
Sample management fee	$ [***]	Per month
Sample product pick/pack/stage	$ [***]	Per line
Sample product pick/pack/stage	$ [***]	Per pick
Sample per order processing fee	$ [***]	Per order
Practitioner Samples
Sample product pick/pack/stage	$ [***]	Per line
Sample product pick/pack/stage	$ [***]	Per pick
Sample per order processing fee	$ [***]	Per order
AOC/AOD fee	$ [***]	Per order
Clinical Trials
Clinical product pick/pack/stage	$ [***]	Per line
Clinical product pick/pack/stage	$ [***]	Per pick
Clinical per order processing fee	$ [***]	Per order
Information System System access and support fee (2)	$ [***]	Per month
Special reports, connectivity or other IT requests (per hour charge)	$ [***]	Per hour
Customer Service Customer Service Management fee	$ [***]	Per month
Per order processing fee (Includes sales rep samples)	$ [***]	Per order
Per credit memo	$ [***]	Per credit memo
Financial Services Accounts Receivable Management Fee	$ [***]	Per month

AR per order processing fee	$ [***]	Per order
Chargeback Management fee	$ [***]	Per month (0 - 50 lines)
Chargeback Management fee	$ [***]	Per month (51 - 100 lines)
Chargeback Management fee	$ [***]	Per month ( 101+ lines)
Chargeback per line fee	$ [***]	Per line
Secondary Distribution Services (7) Warehouse management fee (6)	$ [***]	Per month
Ambient storage fee (5)	$ [***]	Per pallet per month

Return Services
Return Storage Fees
Ambient storage fee	$ [***]	Per pallet per month
Returns management fee	$ [***]	Per month
Processing of units - includes RA process, includes receipt and processing of return unit, includes Return and Credit memo issuance	$ [***]	Per piece
Processing of unopened cases	$ [***]	Per case
Check processing	$ [***]	Each
Product destruction (fuel surcharge, trans fee, and per pound fee)		at Cost Pass through - NO MARK-UP
Recall Management
Recall Setup	$ [***]	One time setup fee
Processing fees will be the same as regular product
Recall Support	$ [***]	Per hour

Note (1): This amended fee schedule is based on distribution services for Cumberland Pharmaceuticals.
Note (2): System access fees includes five user logins to the SmartData reporting system. Additional users will increase the monthly fee by $[***] per user. The system access fee also supports the collection, maintenance and housing of data and IT staff support of the Cardinal Health systems supporting Client's business (i.e. Elite WMS and DMS) * Information Systems / Smart Data fixed fee will increase to $[***] from current $[***] after sample line launches.
Note (3): Should Cumberland Pharmaceuticals require an additional product or service implementation, excluding the product/SKU noted, SPS reserves the right to assess additional Program Implementation Fees. The first payment would be due after the initial implementation meeting. In addition distribution, customer service and financial service monthly fees could be increased accordingly per implementation.
Note (4): Supplies include boxes, tape, labels, bubble pack, etc (approx. $[***] per shipment), pallets ($[***]/pallet), and any other Cumberland Pharmaceuticals requirements.
Note (5): Pallet storage fee is based on a daily average of pallets on hand. Pallet storage greater than two months inventory on hand will be assessed an additional charge of three times the standard fee.
Note (6): The account management fee covers the following services: logistics management, inventory management, regulatory affairs and quality assurance, receiving discrepancy resolution, standard operating procedures, validation management, supply control, process set-ups, and process scheduling.
Note (7): Cardinal SPS will provide business continuity and third party logistics services including product storage and distribution management from its Reno, Nevada facility. All other fees for pick/pack/stage, order, credit memo, invoice and chargeback processing will be applied accordingly to product that is shipped out of the Reno, Nevada facility.
Note (8): Payment terms will be Net [***].

/s/ Walter V. Worsham, 5/22/2013	Rick S. Greene, CFO, 5/20/13
Cardinal SPS Finance Manager Signature/Date	Client Acceptance Signature/Title/Date

/s/ Sanjeeth Pai, 5/22/13
Cardinal SPS VP Signature/Date